Statement of Additional Information



FEDERATED U.S. GOVERNMENT
SECURITIES FUND:  2-5 YEARS

institutional shares

institutional service shares


     This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Institutional Shares and Institutional Service Shares of Federated U.S. Government Securities Fund: 2-5 Years, dated March 31, 1999. Obtain the prospectuses without charge by calling 1-800-341-7400.





 MARCH 31, 1999






(Revised april 26, 1999)








                               Contents
                               How is the Fund Organized?
                               Securities in Which the Fund Invests
                               What do Shares Cost?
                               How is the Fund Sold?
                               Exchanging Securities for Shares
                               Subaccounting Services
                               Redemption in Kind
                               Massachusetts Partnership Law
                               Account and Share Information
                               Tax Information
                               Who Manages and Provides Services to the Fund? How Does the Fund Measure Performance?
                               Who is Federated Investors, Inc.?
                               Addresses
Cusip 31428P103

Cusip 31428P02

8022502B (3/99)

HOW IS THE FUND ORGANIZED?

     The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 10, 1981. The Fund changed its name from Federated Intermediate Government Trust to Federated U.S. Government Securities Fund: 2-5 Years on April 13, 1995. The Fund's investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, Adviser to the Fund, merged into Federated Investment Management Company (formerly Federated Advisers)



INVESTMENT STRATEGY

The Fund's dollar-weighted average portfolio maturity may not exceed five years. Further, the Fund is required to maintain a minimum weighted average portfolio maturity of two years. The Adviser manages the portfolio by targeting a dollar-weighted average duration that is consistent with the Fund's maturity constraints because duration is a more accurate and useful measure of interest rate risk.

Duration is a measure of the average time to receipt of cash from a bond. The only instance in which duration is equal to time-to-maturity is a zero-coupon bond; where all cash is received at maturity. In the case of a coupon bond, cash is received at least annually or semi-annually. In the case of a coupon bond with a five-year maturity, the average time to receipt of cash should be between one and five. The formula for duration places more weight on the dates when cash flows are relatively large. Since in the case of the five-year coupon bond, most of the cash is received at the end of year five, the average time to receipt of cash will be closer to five than to one.

The Adviser selects securities used to lengthen or shorten the portfolio's average duration by comparing the returns currently offered by different investments to their historical and expected returns.

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

Fixed Income Securities

     U.S. government securities pay interest at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of the security must repay the principal amount of the security, normally within a specified time.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of securities in which the Fund invests.

     U.S. Treasury Securities

     Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

     U.S. Government Agency Securities

     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States government supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

     Zero Coupon Securities

     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

     There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs are the most common forms of stripped zero coupon securities.

Special Transactions

     Repurchase Agreements

     Repurchase agreements are transactions in which the Fund buys a U.S. government security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

     The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     Repurchase agreements are subject to credit risks.

     Delayed Delivery Transactions

     Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

     Asset Coverage

     In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

     Investing in Securities of Other Investment Companies

     The Fund may invest its assets in securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

INVESTMENT RISKS


There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


INVESTMENT RISKS

Bond Market Risks
o Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.
o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.





Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


Call Risks
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
o If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.



FUNDAMENTAL INVESTMENT POLICIES

The Fund will invest only in U.S. government securities with remaining maturities of five years or less. The term "U.S. government securities" as used herein refers to (1) obligations of the United States maturing in five years or less and (2) evidences of indebtedness issued or fully guaranteed as to principal and interest by Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, The Tennessee Valley Authority, The Export-Import Bank of the United States, The Commodity Credit Corporation, The Federal Financing Bank, The Student Loan Marketing Association, The Federal Home Loan Mortgage Association, The Federal Home Loan Mortgage Association or the National Credit Union Administration. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, other than as set forth above, since it is not obligated to do so by law. The Fund may enter into repurchase agreements with financial institutions such as banks and brokers. The Fund may also purchase U.S. government securities on a when-issued or delayed delivery basis.

Portfolio transactions are undertaken principally to accomplish the Fund's objective in relation to movement in the general level of interest rates and to invest new money obtained from the sale of Fund Shares and to meet redemptions of Fund Shares. The Fund is free to dispose of portfolio securities at any time when changes in circumstances or conditions make such a move desirable in light of the investment objective and policies heretofore stated. The Fund will not attempt to achieve or be limited to a pre-determined rate of portfolio turnover. Such turnover will be incidental to transactions undertaken with a view to achieve the investment objective.





INVESTMENT LIMITATIONS

Selling Short and Buying on Margin
         The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

Borrowing Money
         The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, such use will not assure that portfolio securities will not be liquidated at a disadvantageous time.

         Interest paid by the Fund on borrowed funds will not be available for investment. While borrowings are outstanding, no portfolio securities may be purchased by the Fund.

Pledging Assets
         The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

Lending Cash or Securities
         The Fund will not lend any of its assets, except that it may purchase or hold U.S. government securities, including repurchase agreements, permitted by its investment objective and policies.

Issuing Senior Securities
The Fund will not issue senior securities, except as permitted by its investment objective and policies.

The above limitations cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. Shareholders will be notified before any material change in these limitations becomes effective.

As a matter of investment practice, which can be changed without shareholder approval, the Fund will not invest more than 15% of its total assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its total assets during the last fiscal year and has no present intent to do so in the coming fiscal year.

As a matter of operating policy, the Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.




DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

         for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

         for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

          for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


WHAT DO SHARES COST?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.


RULE 12B-1 PLAN (institutional service shares)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.


SHAREHOLDER SERVICES
The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated) , for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.


SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.


EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.


MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote. All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote.Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding Shares of all series entitled to vote.

As of January 7, 1999, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co. Inc., San Francisco, CA owned approximately 8,160,731 Shares (12.29%) of the outstanding Institutional Shares of the Fund.


AS OF JANUARY 7, 1999, THE FOLLOWING SHAREHOLDERS OWNED OF RECORD, BENEFICIALLY, OR BOTH, 5% OR MORE OF OUTSTANDING SHARES: CHARLES SCHWAB & CO. INC., SAN FRANCISCO, CA OWNED APPROXIMATELY 312,945 SHARES (6.45%); AND CHITTENDEN BANK, BURLINGTON, VT OWNED APPROXIMATELY 335,309 (6.91%) SHARES OF THE OUTSTANDING INSTITUTIONAL SERVICE SHARES OF THE FUND.TAX INFORMATION


FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF TRUSTEES
The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Fund, principal occupations for the past five years and other notable positions held, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Fund is comprised of one fund, and the Federated Fund Complex is comprised of 56 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of January 7, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Institutional or Institutional Service Shares.

An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.



Name                                                                                         Aggregate       Total
Birth Date                                                                                   Compensation    Compensation From Fund
Address                         Principal Occupations                                        From Fund
Position With Fund              for Past Five Years
John F. Donahue*+               Chief Executive Officer and Director or Trustee of the                  $0   $0 for the Fund and 54
Birth Date: July 28, 1924       Federated Fund Complex; Chairman and Director, Federated                     other investment
Federated Investors Tower       Investors, Inc.; Chairman and Trustee, Federated                             companies in the Fund
1001 Liberty Avenue             Investment Management Company; Chairman and Director,                        Complex
Pittsburgh, PA                  Federated Investment Counseling, and Federated Global
CHAIRMAN AND TRUSTEE            Investment Management Corp.; Chairman, Passport
                                Research, Ltd.
Thomas G. Bigley                Director or Trustee of the Federated Fund Complex;               $1,497.59   $113,860.22 for the
Birth Date: February 3, 1934    Director, Member of Executive Committee, Children's                          Fund and 54 other
15 Old Timber Trail             Hospital of Pittsburgh; formerly: Senior Partner, Ernst                      investment companies
Pittsburgh, PA                  & Young LLP; Director, MED 3000 Group, Inc.; Director,                       in the Fund Complex
TRUSTEE                         Member of Executive Committee, University of Pittsburgh.
John T. Conroy, Jr.             Director or Trustee of the Federated Fund Complex;               $1,647.60   $125,264.48 for the
Birth Date: June 23, 1937       President, Investment Properties Corporation; Senior                         Fund and 54 other
Wood/IPC Commercial Dept.       Vice President, John R. Wood and Associates, Inc.,                           investment companies
John R. Wood Associates, Inc.   Realtors; Partner or Trustee in private real estate                          in the Fund Complex
Realtors                        ventures in Southwest Florida; formerly: President,
3255 Tamiami Trial North        Naples Property Management, Inc. and Northgate Village
Naples, FL                      Development Corporation.
TRUSTEE
William J. Copeland             Director or Trustee of the Federated Fund Complex;               $1,647.60   $125,264.48 for the
Birth Date: July 4, 1918        Director and Member of the Executive Committee, Michael                      Fund and 54 other
One PNC Plaza-23rd Floor        Baker, Inc.; formerly: Vice Chairman and Director, PNC                       investment companies
Pittsburgh, PA                  Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc.                    in the Fund Complex
TRUSTEE
                                Previous Positions: Director, United Refinery; Director,
                                Forbes Fund; Chairman, Pittsburgh Foundation; Chairman,
                                Pittsburgh Civic Light Opera.
Lawrence D. Ellis, M.D.*        Director or Trustee of the Federated Fund Complex;               $1,497.59   $113,860.22 for the
Birth Date: October 11, 1932    Professor of Medicine, University of Pittsburgh; Medical                     Fund and 54 other
3471 Fifth Avenue               Director, University of Pittsburgh Medical Center -                          investment companies
Suite 1111                      Downtown; Hematologist, Oncologist, and Internist,                           in the Fund Complex
Pittsburgh, PA                  University of Pittsburgh Medical Center; Member,
TRUSTEE                         National Board of Trustees, Leukemia Society of America.

Peter E. Madden                 Director or Trustee of the Federated Fund Complex;               $1,497.59   $113,860.22 for the
Birth Date: March 16, 1942      formerly: Representative, Commonwealth of Massachusetts                      Fund and 54 other
One Royal Palm Way              General Court; President, State Street Bank and Trust                        investment companies
100 Royal Palm Way              Company and State Street Corporation.                                        in the Fund Complex
Palm Beach, FL
TRUSTEE                         Previous Positions: Director, VISA USA and VISA
                                International; Chairman and Director, Massachusetts
                                Bankers Association; Director, Depository Trust
                                Corporation.

Charles F. Mansfield, Jr.       Director or Trustee of some of the Federated Fund                       $0   $0 for the Fund and
Birth Date: April 10, 1945      Complex; Management Consultant.                                              26  other investment
80 South Road                                                                                                companies in the Fund
Westhampton Beach, NY           Previous Positions: Chief Executive Officer, PBTC                            Complex
TRUSTEE                         International Bank; Chief Financial Officer of Retail
                                Banking Sector, Chase Manhattan Bank; Senior
                                Vice President, Marine Midland Bank; Vice
                                President, Citibank; Assistant Professor of
                                Banking and Finance, Frank G. Zarb School of
                                Business, Hofstra University.
John E. Murray, Jr., J.D.,      Director or Trustee of the Federated Fund Complex;               $1,497.59   $113,860.22 for the
S.J.D.                          President, Law Professor, Duquesne University;                               Fund and 54 other
Birth Date: December 20, 1932   Consulting Partner, Mollica & Murray.                                        investment companies
President, Duquesne University                                                                               in the Fund Complex
Pittsburgh, PA                  Previous Positions: Dean and Professor of Law,
TRUSTEE                         University of Pittsburgh School of Law; Dean and
                                Professor of Law, Villanova University School of Law.

Marjorie P. Smuts               Director or Trustee of the Federated Fund Complex;               $1,497.59   $113,860.22 for the
Birth Date: June 21, 1935       Public Relations/Marketing/Conference Planning.                              Fund and 54 other
4905 Bayard Street                                                                                           investment companies
Pittsburgh, PA                  Previous Positions: National Spokesperson, Aluminum                          in the Fund Complex
TRUSTEE                         Company of America; business owner.
John S. Walsh                   Director or Trustee of some of the Federated Funds;                      $0  $0 for the Fund and 23
Birth Date: November 28, 1957   President and Director, Heat Wagon, Inc.; President and                      other investment
2007 Sherwood Drive             Director, Manufacturers Products, Inc.; President,                           companies in the Fund
Valparaiso, IN                  Portable Heater Parts, a division of Manufacturers                           Complex
TRUSTEE                         Products, Inc.; Director, Walsh & Kelly, Inc.; formerly:
                                Vice President, Walsh & Kelly, Inc.

Glen R. Johnson                 Trustee, Federated Investors, Inc.; staff member,                        $0  $0 for the Fund and 8
Birth Date: May 2, 1929         Federated Securities Corp.                                                   other investment
Federated Investors Tower                                                                                    companies in the Fund
1001 Liberty Avenue                                                                                          Complex
Pittsburgh, PA
PRESIDENT
J. Christopher Donahue+         President or Executive Vice President of the Federated                  $0   $0 for the Fund and
Birth Date: April 11, 1949      Fund Complex; Director or Trustee of some of the Funds                       16 other investment
Federated Investors Tower       in the Federated Fund Complex; President and Director,                       companies in the Fund
1001 Liberty Avenue             Federated Investors, Inc.; President and Trustee,                            Complex
Pittsburgh, PA                  Federated Investment Management Company; President and
EXECUTIVE VICE PRESIDENT        Director, Federated Investment Counseling and Federated
                                Global Investment Management Corp.; President,
                                Passport Research, Ltd.; Trustee, Federated
                                Shareholder Services Company; Director,
                                Federated Services Company.





Edward C. Gonzales              Trustee or Director of some of the Funds in the                         $0   $0 for the Fund and
Birth Date: October 22, 1930    Federated Fund Complex; President, Executive Vice                            1 other investment
Federated Investors Tower       President and Treasurer of some of the Funds in the                          company in the Fund
1001 Liberty Avenue             Federated Fund Complex; Vice Chairman, Federated                             Complex
Pittsburgh, PA                  Investors, Inc.; Vice President, Federated Investment
EXECUTIVE VICE PRESIDENT        Management Company  and Federated Investment Counseling,
                                Federated Global Investment Management Corp. and
                                Passport Research, Ltd.; Executive Vice President and
                                Director, Federated Securities Corp.; Trustee, Federated
                                Shareholder Services Company.

John W. McGonigle               Executive Vice President and Secretary of the Federated                 $0   $0 for the Fund and
Birth Date: October 26, 1938    Fund Complex; Executive Vice President, Secretary, and                       54 other investment
Federated Investors Tower       Director, Federated Investors, Inc.; Trustee, Federated                      companies in the Fund
1001 Liberty Avenue             Investment Management Company; Director, Federated                           Complex
Pittsburgh, PA                  Investment Counseling and Federated Global Investment
EXECUTIVE VICE PRESIDENT AND    Management Corp.; Director, Federated Services Company;
SECRETARY                       Director, Federated Securities Corp.

Richard J. Thomas               Treasurer of the Federated Fund Complex; Vice President                 $0   $0 for the Fund and
Birth Date: June 17, 1954       - Funds Financial Services Division, Federated                               54 other investment
Federated Investors Tower       Investors, Inc.; formerly: various management positions                      companies in the Fund
1001 Liberty Avenue             within Funds Financial Services Division of Federated                        Complex
Pittsburgh, PA                  Investors, Inc.
TREASURER
William D. Dawson, III          Chief Investment Officer of this Fund and various other                 $0   $0 for the Fund and
Birth Date: March 3, 1949       Funds in the Federated Fund Complex; Executive Vice                          41 other investment
Federated Investors Tower       President, Federated Investment Counseling, Federated                        companies in the Fund
1001 Liberty Avenue             Global Investment Management Corp., Federated Investment                     Complex
Pittsburgh, PA                  Management Company and Passport Research, Ltd.;
CHIEF INVESTMENT OFFICER        Registered Representative, Federated Securities Corp.;
                                Portfolio Manager, Federated Administrative
                                Services; Vice President, Federated Investors,
                                Inc.; formerly: Executive Vice President and
                                Senior Vice President, Federated Investment
                                Counseling Institutional Portfolio Management
                                Services Division; Senior Vice President,
                                Federated Investment Management Company and
                                Passport Research, Ltd.
Susan M. Nason                  Susan M. Nason has been the Fund's portfolio manager                    $0   $0 for the Fund and
Birth Date: August 29, 1961     since September 1991. She is Vice President of the                           3 other investment
Federated Investors Tower       Fund.  Ms. Nason joined Federated in 1987 and has been a                     companies in the Fund
1001 Liberty Avenue             Senior Portfolio Manager and Senior Vice President of                        Complex
Pittsburgh, PA                  the Fund's Adviser since 1997. Ms. Nason served as a
VICE PRESIDENT                  Portfolio Manager and Vice President of the Adviser from
                                1993 to 1997. Ms. Nason is a Chartered Financial Analyst
                                and received her M.S.I.A. concentrating in Finance from
                                Carnegie Mellon University.

     + Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund.

++ Messrs. Cunningham, Mansfield, and Walsh became members of the Board of Trustees on January 1, 1999. They did not earn fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.


INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a whollyowned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.


Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.


Research Services
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, January 31, 1999, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


ADMINISTRATOR
Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee Average Aggregate Daily Net Assets of the Federated Funds 0.150 of 1% on the first $250 million 0.125 of 1% on the next $250 million
0.100 of 1% on the next $250 million 0.075 of 1% on assets in excess of $750 million The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.


INDEPENDENT PUBLIC ACCOUNTANTs
Arthur Andersen LLP is the independent public accountant for the Fund.




FEES PAID BY THE FUND FOR SERVICES
For the Year ended January 31      1999                    1998                            1997
Advisory Fee Earned                   $    3,034,022          $3,003,737             $3,384,916
Advisory Fee Reduction                $         ----       ----                         $69,622
Brokerage Commissions                 $         ----       ----                            ----
Administrative Fee                    $      571,913          $566,831                 $639,583
12b-1 Fee
   Institutional Service Shares       $        8,996   ----                      ----
Shareholder Services Fee
   Institutional Shares               $       71,352   ----                      ----
   Institutional Service Shares       $      107,953   ----                      ----


Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


Average Annual Total Returns and Yield
Total returns given for the one-, five- and ten-year periods ended January 31, 1999.

Yield given for the 30-day period ended January 31, 1999.



                             30 -Day Period       1 Year                  5 Years                10 Years
Institutional Shares
Total Return                N/A                   7.01%                   5.88%                    7.77%
Yield                       4.26%                 N/A                     N/A                      N/A



Total returns given for the one-, five- and since inception periods ended January 31, 1999.

Yield given for the 30-day period ended January 31, 1999.




                            30 -Day Period        1 Year                  5 Years                Since
Inception
on May 30, 1992
Institutional Service Shares
Total Return                N/A                   6.75%                   5.62%                    6.11%
Yield                       4.01%                 N/A                     N/A                       N/A





TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.




PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the U.S.
      government funds category in advertising and sales literature.

   o Merrill Lynch 3-5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities maturing between 3 and 4.99 years.

   o Merrill Lynch 3-Year Treasury Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes.

   o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


WHO IS FEDERATED INVESTORS, INC.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.


Federated Funds overview

Municipal Funds
In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.


Equity Funds
In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.


Corporate Bond Funds
In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $209 billion.


Government Funds
In the government sector, as of December 31, 1998, Federated manages 9 mortgage-backed, 5 government/ agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage-backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.


Money Market Funds
In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

     The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.


Mutual Fund Market
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.


Federated Clients Overview

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients
Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.


Bank Marketing
Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.


Broker/Dealers and Bank Broker/Dealer Subsidiaries
Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.ADDRESSES federated u.s. government securities fund: 2-5 years

Institutional Shares

Institutional Service Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
Federated Investment Management Company

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Custodian
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Public Accountants

Arthur Andersen LLP
225 Franklin Street
Boston, MA 02110-2812